UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 19, 2025

Energy Services of America Corporation

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-32998	20-4606266
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

75 West 3rd Ave., Huntington, West Virginia	25701
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:	(304) 522-3868

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Ticker symbol(s)	Name of each exchange on which registered
Common Stock, Par Value $0.0001	ESOA	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders

On February 19, 2025, Energy Services of America Corporation (the “Company”) held its Annual Meeting of Stockholders. At the Annual Meeting, stockholders considered the election of directors, the ratification of the Company’s appointment of its independent registered public accounting firm, an advisory, non-binding resolution with respect to executive compensation and an advisory non-binding vote on the frequency of advisory votes. A breakdown of the votes cast is set forth below.

1.       The election of directors.

	For	Withheld	Broker Non-Votes
Marshall T. Reynolds	8,764,904	84,615	3,719,583
Jack M. Reynolds	8,737,818	111,701	3,719,583
Joseph L. Williams	8,552,314	297,205	3,719,583
Douglas V. Reynolds	8,825,698	23,821	3,719,583
Amy E. Abraham	6,087,884	2,761,635	3,719,583
Patrick J. Farrell	8,710,282	139,237	3,719,583
Mark S. Prince	8,709,762	139,757	3,719,583
Frank S. Lucente	8,690,237	159,282	3,719,583

2.       The ratification of the appointment of Urish Popeck & Co., LLC as the Company’s independent registered public auditing firm for the year ending September 30, 2025.

For	Against	Abstain
12,353,444	93,734	121,924

3.       An advisory, non-binding resolution with respect to our executive compensation .

For	Against	Abstain	Broker Non-Vote
8,605,502	218,968	25,049	3,719,583

4. An advisory, non-binding vote with respect to the frequency of voting on our executive compensation.

One year	Two Years	Three Years	Abstain	Broker Non-vote
8,452,634	31,761	334,605	30,519	3,719,583

In response to the voting results, the Company’s Board of Directors determined at a meeting held on February 19, 2025, that the Company will hold an advisory non-binding vote on named executive officer compensation every year. The Company will continue to hold advisory non-binding votes on named executive officer compensation every year until the Company’s Board of Directors decides to hold the next stockholder advisory non-binding vote on the frequency of advisory votes, which shall be no later than the Company’s Annual Meeting of Stockholders in 2031.

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ENERGY SERVICES OF AMERICA CORPORATION

DATE: February 20, 2025	By:	/s/Charles Crimmel
Charles Crimmel
Chief Financial Officer